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                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D. C.  20549



                                 FORM 8-K




                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               October 2, 1995
             ------------------------------------------------
                     (Date of earliest event reported)



                           BankAmerica Corporation
        -----------------------------------------------------------
          (Exact name of registrant as specified in its charter)



   Delaware                          1-7377              94-1681731
--------------------------------------------------------------------------
(State or other jurisdiction       (Commission        (I.R.S. Employer
  of incorporation)                File Number)        Identification
                                                       Number)


Bank of America Center
555 California Street
San Francisco, California                                    94104
--------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)



                                415-622-3530
-----------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


4118048
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     Item 5.   Other Events.

          Attached hereto as Exhibit 99 is a copy of BankAmerica
Corporation's press release dated October 3, 1995 titled
"BankAmerica Board Increases Preferred Stock Repurchase
Authorization to $750 Million From $500 Million."


     Item 7.   Financial Statements, Pro Forma
               Financial Information and Exhibits.

     (a)       Financial Statements of Businesses Acquired
               Not applicable.

     (b)       Pro Forma Financial Information
               Not applicable.

     (c)       Exhibits


Exhibit
Number         Description
-------        -----------

     99 BankAmerica Corporation press release dated October 3, 1995 titled "BankAmerica Board Increases Preferred
               Stock Repurchase Authorization to $750 Million From
               $500 Million."



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BANKAMERICA CORPORATION
                                             (Registrant)



Date:  October 3, 1995
                                     By /s/ JAMES H. WILLIAMS
                                        ----------------------------
                                           James H. Williams
                                           Executive Vice President






4118048                              2
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